UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2023

MATCH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34148	59-2712887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 North Central Expressway, Suite 1400

Dallas, TX 75231

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 576-9352

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001	MTCH	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 7, 2023, the Board of Directors (the “Board of Directors”) of Match Group, Inc. (the “Company”) approved an amendment and restatement of the Company’s third amended and restated by-laws (the “Fourth Amended and Restated By-Laws”), which became effective as of December 7, 2023. The amendments revise and clarify the procedural and disclosure requirements related to the right of stockholders to propose business or make nominations at the Company’s annual or special meetings. The Amendments also include updates to conform to the Delaware General Corporation Law.

As to stockholder notification of director nominations and proposals of business, the Amendments:

•	Clarify certain procedural requirements related to the form of the delivery of notices and the number of nominees that stockholders may nominate for election;

•	Enhance the disclosure requirements to include additional information regarding the stockholder making the director nomination(s), the director nominee(s), and their associates and affiliates and that the information is updated and supplemented to be accurate and timely; and

•	Require that the stockholder making the director nomination(s), pursuant to Rule 14a-19, provide a representation regarding whether such shareholder intends to solicit the holders of shares of the Company’s common stock representing at least 67% of the voting power of the shares entitled to vote on the election of directors and provide reasonable evidence of compliance with the rules.

In addition, the Amendments updated the majority voting standard for director elections and the sections related to Board composition, procedure and compensation, and make various non-substantive updates and ministerial and conforming changes.

The foregoing description of the Fourth Amended and Restated By-Laws is not intended to be complete and is qualified in its entirety by reference to the Fourth Amended and Restated By-Laws, a copy of which is attached hereto as Exhibit 3.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.2	Fourth Amended and Restated By-Laws of Match Group, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATCH GROUP, INC.

By:	/s/ Jared F. Sine
Name: Jared F. Sine
Title: Chief Business Affairs and Legal Officer and Secretary

Date: December 12, 2023